                               BUSYBOX.COM, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                            SEE REVERSE FOR CERTAIN DEFINITIONS
       COMMON STOCK                                   CUSIP 123335 10 1


   THIS
   CERTIFIES
   that







   is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR VALUE COMMON STOCK OF
                               busybox.com, inc.

Transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof, assents.
       IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated,

BY



                         SECRETARY                             CHAIRMAN
                               busybox.com, inc.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in script according to applicable laws or regulations:


       TENCOM - as tenants in common                             UNIF GIFT MIN ACT-_______Custodian________
       TENENT - As tenants by the entireties                                          (Cust)           (Name)
       JTTEN  - As joint tenants with right of                                under Uniform Gifts to Minors
                survivorship and not as tenants                               Act__________________________
                in common                                                              (State)


     Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED, ___________________HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



-------------------------------------------------------------------------------
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                   INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
-------------------------------------------------------------------------------

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                                                                        Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate and does hereby irrevocably constitute and appoint

                                                                      Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
      -----------------------------         -----------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of the Certificate in every
                                            particular without alteration
                                            or enlargement or any change
                                            whatever.